Exhibit 99.1

NEWS	Contact: Loren Singletary
(713) 346-7807

FOR IMMEDIATE RELEASE

NATIONAL OILWELL VARCO REPORTS SECOND QUARTER 2016 RESULTS

HOUSTON, TX, July 28, 2016 — National Oilwell Varco, Inc. (NYSE: NOV) today reported a second quarter 2016 net loss of $217 million, or $0.58 per share. Excluding other items, net loss for the quarter was $114 million, or $0.30 per share. Other items included $143 million in pre-tax charges ($103 million net of tax) primarily associated with severance, facility closure costs, and write-off of certain fixed assets.

Revenues for the second quarter of 2016 were $1.72 billion, a decrease of 21 percent compared to the first quarter of 2016 and a decrease of 56 percent from the second quarter of 2015. Operating loss for the second quarter was $270 million, 15.7 percent of sales. Excluding other items, operating loss was $153 million, or 8.9 percent of sales. Adjusted EBITDA (operating profit excluding other items before depreciation and amortization) for the second quarter was $25 million, or 1.5 percent of sales. Decremental Adjusted EBITDA leverage (the change in Adjusted EBITDA as a percent of the change in revenue) from the first quarter of 2016 to the second quarter of 2016 was 22 percent.

“Our second quarter results reflect further declines, as global oilfield spending again fell sharply following the crude oil price bottom we saw in February,” stated Clay Williams, Chairman, President and CEO. “We are responding by aggressively reducing costs and restructuring our operations to match this market reality. I am grateful for our experienced team, which continues to focus relentlessly on costs and efficiencies.

Importantly, our team also continues to invest in our future, leveraging our global resources and installed base of equipment to expand our considerable technology portfolio. National Oilwell Varco has a long history of delivering innovative solutions and crisp execution to the oil and gas industry. We will continue to help drive our industry to better economic returns and a brighter future.”

Rig Systems

Rig Systems generated revenues of $564 million in the second quarter of 2016, a decrease of 39 percent from the first quarter of 2016 and a decrease of 71 percent from the second quarter of 2015. Operating profit was $7 million, or 1.2 percent of sales. Adjusted EBITDA was $49 million, or 8.7 percent of sales, down 64 percent sequentially and down 89 percent from the prior year.

Backlog for capital equipment orders for Rig Systems at June 30, 2016 was $2.94 billion. New orders during the quarter were $66 million, representing a book-to-bill of 15 percent when compared to the $441 million shipped out of backlog.

Rig Aftermarket

Rig Aftermarket generated revenues of $364 million, down 7 percent from the first quarter of 2016 and down 45 percent from the second quarter of 2015. Operating profit was $62 million, or 17.0 percent of sales. Adjusted EBITDA was $73 million, or 20.1 percent of sales, down 11 percent sequentially and down 55 percent from the prior year.

Wellbore Technologies

Wellbore Technologies generated revenues of $511 million, down 19 percent from the first quarter of 2016 and down 47 percent from the second quarter of 2015. The segment reported an operating loss of $146 million, or 28.6 percent of sales. Adjusted EBITDA was $1 million, or 0.2 percent of sales, down 98 percent sequentially and down 99 percent from the prior year.

Completion and Production Solutions

Completion and Production Solutions generated revenues of $538 million, down 4 percent from the first quarter of 2016 and down 38 percent from the second quarter of 2015. The segment reported an operating loss of $33 million, or 6.1 percent of sales. Adjusted EBITDA was $57 million, or 10.6 percent of sales, an increase of 19 percent sequentially and a decrease of 61 percent from the prior year.

Backlog for capital equipment orders for Completion and Production Solutions at June 30, 2016 was $947 million, down 5 percent from the first quarter of 2016, and down 20 percent from the end of the second quarter of 2015. Revenues out of backlog during the quarter were $333 million. New orders were $269 million, achieving a book-to-bill of 81 percent, and the effect of foreign currency adjustments was $17 million.

Significant Events and Achievements

NOV continues to develop and introduce technology that improves the performance and reliability of its industry-leading subsea blowout preventers (BOPs). NOV’s new RCX Low Shock SPM valves dramatically reduce the hydraulic shock in the BOP system for improved reliability of stack components, in addition to being designed for longer life and reduced potential for incorrect assembly. Additionally, our RIGSENTRY™ BOP monitoring service, introduced last quarter, identified potential failure of subsea regulators before it occurred on four separate occasions, allowing our drilling contractor customers to address these issues during planned out of service intervals and maximize up time.

NOV’s eVolve™ optimization and closed loop drilling automation services continue to gain traction in the marketplace, signing an additional contract for downhole drilling automation with a large independent E&P customer in the Permian Basin.

NOV’s recently acquired completion tools business won a significant five-year contract for completions work in the Norwegian North Sea from a large independent E&P. The company’s advanced sliding sleeve technology enables horizontal multi-stage production in one of the most demanding offshore environments.

NOV’s recently introduced Horizontal Gun Barrel separators offer a new direction for saltwater disposal, replacing outdated and inefficient vertical gun barrels and tanks frequently used for Saltwater Disposal (SWD) facilities. This new process lowers power consumption, improves worker safety, and reduces environmental hazards. The horizontal Gun Barrel recovers more oil at higher quality, so our customers can sell pipeline quality oil rather than accepting a discounted price for typical SWD oil that requires further treatment.

NOV reached a definitive agreement to acquire the subsea production product portfolio from Kongsberg Oil & Gas Technologies AS, a subsidiary of Kongsberg Gruppen ASA (OSE: KOG). The acquired technology fits broadly into two categories: tie-in and structures and process and controls, and will be highly complementary to NOV’s existing solutions in Subsea Umbilicals, Risers, and Flowlines (SURF) and subsea infrastructure.

NOV completed the acquisition of Geological Rentals and Services (GRS), a provider of gas detection equipment and geological software. The company’s GEOgas Analyzer™ is the first patented Fourier Transform Infrared Spectrometer analyzer specifically designed for wellsite gas sampling. The DDS Geological Services group, which delivers remote geosteering and logging services, can use the gas analyzer to provide real-time gas ratio analysis for formation hydrocarbons identification that helps maximize contact with the desired pay zone and minimize wellsite personnel.

NOV completed the acquisition of DJ Oilfield Services Co., Ltd., which offers OCTG inspection and tubular maintenance services in Thailand and the Gulf of Thailand. The acquisition further solidifies NOV’s presence in Southeast Asia, and combined with NOV’s existing premium tubular and services offering provides a platform to enhance lifecycle and asset management for operators and service companies.

NOV began supplying proprietary composite corrosion-resistant products at its newly inaugurated Resin Infusion Composite Engineering facility in Plymouth, UK, expanding its offering beyond jointed and spoolable fiberglass pipe and into non-tubular composite corrosion resistance with potential applications in floating production vessels and subsea structures.

Other Corporate Items

As of June 30, 2016, the Company had $1.66 billion in cash and cash equivalents and total debt of $3.28 billion, a decrease of $99 million from March 31, 2016. NOV had $4.39 billion available on its revolving credit facility as of June 30, 2016. The unsecured facility, which matures in September of 2018, is subject to one primary covenant which is a maximum debt-to-capitalization ratio of 60 percent. As of June 30, 2016, NOV had a debt-to-capitalization ratio of 16.8% percent.

Second Quarter Earnings Conference Call

NOV will hold a conference call on Thursday, July 28, 2016 at 8:00 a.m. (Central Time) to discuss results for the second quarter of 2016. Participants may join the conference call by dialing (844) 464-3148 within North America or (574) 990-9849 outside of North America five to ten minutes prior to the scheduled start time and by asking for the “National Oilwell Varco Conference Call.” The call will be broadcast simultaneously at www.nov.com/investors on a listen-only basis. A replay will be available on the website for 30 days.

About National Oilwell Varco

National Oilwell Varco (NYSE: NOV) is a worldwide leader in the design, manufacture and sale of equipment and components used in oil and gas drilling and production operations and in the provision of oilfield services to the upstream oil and gas industry.

Cautionary Statement for the Purpose of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

Statements made in this press release that are forward-looking in nature are intended to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and may involve risks and uncertainties. These statements may differ materially from the actual future events or results. Readers are referred to documents filed by National Oilwell Varco with the Securities and Exchange Commission, including the Annual Report on Form 10-K, which identify significant risk factors which could cause actual results to differ from those contained in the forward-looking statements.

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NATIONAL OILWELL VARCO, INC.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) (Unaudited)

(In millions, except per share data)

	Three Months Ended			Six Months Ended June 30,
	June 30,		March 31, 2016
	2016	2015		2016	2015
Revenue:
Rig Systems	$564	$1,930	$926	$1,490	$4,453
Rig Aftermarket	364	657	391	755	1,376
Wellbore Technologies	511	956	631	1,142	2,127
Completion & Production Solutions	538	873	558	1,096	1,821
Eliminations	(253)	(507)	(317)	(570)	(1,048)

Total revenue	1,724	3,909	2,189	3,913	8,729
Gross profit	139	872	300	439	2,050
Gross profit %	8.1%	22.3%	13.7%	11.2%	23.5%
Selling, general, and administrative	292	417	348	640	903
Other items	117	17	141	258	139

Operating profit (loss)	(270)	438	(189)	(459)	1,008
Interest and financial costs	(30)	(26)	(25)	(55)	(52)
Interest income	3	2	5	8	7
Equity income (loss) in unconsolidated affiliates	(7)	7	(6)	(13)	16
Other income (expense), net	(34)	(30)	(21)	(55)	(86)

Income (loss) before income taxes	(338)	391	(236)	(574)	893
Provision for income taxes	(121)	105	(118)	(239)	294

Net income (loss)	(217)	286	(118)	(335)	599
Net income (loss) attributable to noncontrolling interests	—	(3)	1	1	—

Net income (loss) attributable to Company	$(217)	$289	$(119)	$(336)	$599

Per share data:
Basic	$(0.58)	$0.75	$(0.32)	$(0.90)	$1.51

Diluted	$(0.58)	$0.74	$(0.32)	$(0.90)	$1.51

Weighted average shares outstanding:
Basic	375	387	375	375	397

Diluted	375	388	375	375	398

NATIONAL OILWELL VARCO, INC.

CONSOLIDATED BALANCE SHEETS

(In millions)

	June 30, 2016	December 31, 2015
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,661	$2,080
Receivables, net	2,044	2,926
Inventories, net	4,287	4,678
Costs in excess of billings	790	1,250
Other current assets	422	491

Total current assets	9,204	11,425
Property, plant and equipment, net	3,277	3,124
Goodwill and intangibles, net	10,695	10,829
Other assets	608	592

Total assets	$23,784	$25,970

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$434	$623
Accrued liabilities	1,774	2,284
Billings in excess of costs	653	785
Current portion of long-term debt and short-term borrowings	12	2
Accrued income taxes	74	264

Total current liabilities	2,947	3,958
Long-term debt	3,268	3,907
Other liabilities	1,383	1,645

Total liabilities	7,598	9,510
Total stockholders’ equity	16,186	16,460

Total liabilities and stockholders’ equity	$23,784	$25,970

NATIONAL OILWELL VARCO, INC.

OPERATING PROFIT – AS ADJUSTED SUPPLEMENTAL SCHEDULE (Unaudited)

(In millions)

	Three Months Ended			Six Months Ended
	June 30,		March 31, 2016	June 30,
	2016	2015		2016	2015
Revenue:
Rig Systems	$564	$1,930	$926	$1,490	$4,453
Rig Aftermarket	364	657	391	755	1,376
Wellbore Technologies	511	956	631	1,142	2,127
Completion & Production Solutions	538	873	558	1,096	1,821
Eliminations	(253)	(507)	(317)	(570)	(1,048)

Total revenue	$1,724	$3,909	$2,189	$3,913	$8,729

Operating profit (loss):
Rig Systems	$7	$421	$67	$74	$898
Rig Aftermarket	62	153	69	131	357
Wellbore Technologies	(146)	48	(91)	(237)	143
Completion & Production Solutions	(33)	85	(38)	(71)	173
Eliminations and corporate costs	(160)	(269)	(196)	(356)	(563)

Total operating profit (loss)	$(270)	$438	$(189)	$(459)	$1,008

Other items:
Rig Systems	$23	$3	$52	$75	$43
Rig Aftermarket	5	2	8	13	10
Wellbore Technologies	50	9	38	88	54
Completion & Production Solutions	38	3	34	72	32
Eliminations and corporate costs	1	—	9	10	—

Total other items	$117	$17	$141	$258	$139

Operating profit (loss) excluding other items:
Rig Systems	$30	$424	$119	$149	$941
Rig Aftermarket	67	155	77	144	367
Wellbore Technologies	(96)	57	(53)	(149)	197
Completion & Production Solutions	5	88	(4)	1	205
Eliminations and corporate costs	(159)	(269)	(187)	(346)	(563)

Total operating profit (loss) excluding other items	$(153)	$455	$(48)	$(201)	$1,147

NATIONAL OILWELL VARCO, INC.

AS ADJUSTED BEFORE DEPRECIATION & AMORTIZATION SUPPLEMENTAL SCHEDULE (Unaudited)

(In millions)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2016	2015	2016	2016	2015
Operating profit (loss) excluding other items:
Rig Systems	$30	$424	$119	$149	$941
Rig Aftermarket	67	155	77	144	367
Wellbore Technologies	(96)	57	(53)	(149)	197
Completion & Production Solutions	5	88	(4)	1	205
Eliminations and corporate costs	(159)	(269)	(187)	(346)	(563)

Total operating profit (loss) excluding other items	$(153)	$455	$(48)	$(201)	$1,147

Depreciation & amortization:
Rig Systems	$19	$21	$18	$37	$42
Rig Aftermarket	6	6	5	11	11
Wellbore Technologies	97	100	96	193	205
Completion & Production Solutions	52	60	52	104	116
Eliminations and corporate costs	4	3	4	8	6

Total depreciation & amortization	$178	$190	$175	$353	$380

Adjusted EBITDA (Operating profit excluding other items before depreciation & amortization) (Note 1):
Rig Systems	$49	$445	$137	$186	$983
Rig Aftermarket	73	161	82	155	378
Wellbore Technologies	1	157	43	44	402
Completion & Production Solutions	57	148	48	105	321
Eliminations and corporate costs	(155)	(266)	(183)	(338)	(557)

Total Adjusted EBITDA	$25	$645	$127	$152	$1,527

Adjusted EBITDA % (Note 1):
Rig Systems	8.7%	23.1%	14.8%	12.5%	22.1%
Rig Aftermarket	20.1%	24.5%	21.0%	20.5%	27.5%
Wellbore Technologies	0.2%	16.4%	6.8%	3.9%	18.9%
Completion & Production Solutions	10.6%	17.0%	8.6%	9.6%	17.6%
Total Adjusted EBITDA %	1.5%	16.5%	5.8%	3.9%	17.5%
Total Adjusted EBITDA:	$25	$645	$127	$152	$1,527
Other items in operating profit	(117)	(17)	(141)	(258)	(139)
Interest income	3	2	5	8	7
Equity income (loss) in unconsolidated affiliates	(7)	7	(6)	(13)	16
Other income (expense), net	(34)	(30)	(21)	(55)	(86)
Net (income) loss attributable to noncontrolling interest	—	3	(1)	(1)	—

EBITDA (Note 1)	$(130)	$610	$(37)	$(167)	$1,325

Reconciliation of EBITDA (Note 1):
GAAP net income (loss) attributable to Company	$(217)	$289	$(119)	$(336)	$599
Provision for income taxes	(121)	105	(118)	(239)	294
Interest expense	30	26	25	55	52
Depreciation & amortization	178	190	175	353	380

EBITDA	(130)	610	(37)	(167)	1,325
Other items in operating profit	117	17	141	258	139
Other items in other income (expense), net	26	—	6	32	9

EBITDA excluding other items (Note 1)	$13	$627	$110	$123	$1,473

NATIONAL OILWELL VARCO, INC.

OPERATING (NON-GAAP) DILUTED EARNINGS PER SHARE RECONCILIATION (Unaudited)

	Three Months Ended			Six Months Ended June 30,
	June 30,		March 31, 2016
	2016	2015		2016	2015
Net income (loss) attributable to Company	$(0.58)	$0.74	$(0.32)	$(0.90)	$1.51
Other items	0.23	0.03	0.25	0.48	0.22
Fixed asset write-down	0.05	—	0.01	0.06	—
Argentina/Venezuela asset write-down	—	—	—	—	0.02
Tax items	—	—	—	—	0.17

Operating (non-GAAP) (Note 1)	$(0.30)	$0.77	$(0.06)	$(0.36)	$1.92

Note 1: In an effort to provide investors with additional information regarding our results as determined by GAAP, we disclose various non-GAAP financial measures in our quarterly earnings press releases and other public disclosures. The primary non-GAAP financial measures we focus on are: (i) revenue excluding other items, (ii) operating profit excluding other items, (iii) operating profit percentage excluding other items, (iv) Adjusted EBITDA (operating profit excluding other items before depreciation & amortization), (v) Adjusted EBITDA percentage, (vi) EBITDA (vii) EBITDA excluding other items and (viii) Operating (non-GAAP) per fully diluted share. Each of these financial measures excludes the impact of certain other items and therefore has not been calculated in accordance with GAAP. A reconciliation of each of these non-GAAP financial measures to its most comparable GAAP financial measure is included here within.

We use these non-GAAP financial measures internally to evaluate and manage the Company’s operations because we believe it provides useful supplemental information regarding the Company’s on-going economic performance. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of operating results and as a means to emphasize the results of on-going operations.

CONTACT:	National Oilwell Varco, Inc.
Loren Singletary (713) 346-7807
Loren.Singletary@nov.com